UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2008

Patriot Coal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12312 Olive Boulevard, Suite 400	63141
St. Louis, Missouri	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 275-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 2, 2008, Patriot Coal Corporation (“Patriot”), Magnum Coal Company ( “Magnum”), Colt Merger Corporation (“Merger Subsidiary”), and ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P., acting jointly as the Stockholder Representative (the “Stockholder Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Magnum is a privately held company whose majority stockholders are ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P. (the “ArcLight Funds”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Subsidiary will merge with and into Magnum (the “Merger”), and as a result, Magnum will become a wholly owned subsidiary of Patriot.

At the effective time of the Merger (the “Effective Time”), the issued and outstanding shares of the common stock, par value $0.01 per share, of Magnum (“Magnum Common Stock”), including restricted stock (whether vested or unvested) and shares of Magnum Common Stock issued upon conversion of the issued and outstanding convertible indebtedness of Magnum, originally issued in an aggregate principal amount of $100,000,000, will be converted into the right to receive 11,901,729 shares of the common stock, par value $0.01 per share, of Patriot (“Patriot Common Stock”), subject to downward adjustment in limited circumstances.  The Patriot Common Stock issuable pursuant to the Merger Agreement represents approximately 31% of Patriot’s outstanding common stock as of the date hereof on a pro forma basis for the issuance in the Merger (and further assuming no downward adjustment of the number of shares of Patriot Common Stock issued in the Merger).  Pursuant to the rules of the New York Stock Exchange, because the issuance of Patriot Common Stock in the Merger (the “Patriot Stock Issuance”) exceeds 20% of the number of shares of Patriot Common Stock outstanding prior to such issuance, the Patriot Stock Issuance will require approval of Patriot’s stockholders, as further described below.

The Merger Agreement contains representations, warranties and covenants by Patriot and Magnum that are customary for a transaction of this nature.  Subject to certain limitations, Patriot and Magnum have agreed to use their respective commercially reasonable efforts to do all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by the Merger Agreement.  In addition, Patriot has agreed to cause a meeting of the stockholders of Patriot to be held to approve the Patriot Stock Issuance.  Patriot’s Board of Directors will, except as required by applicable law, recommend that Patriot’s stockholders approve the Patriot Stock Issuance.  The Merger Agreement also provides for indemnification by each party for breaches of its representations, warranties and covenants.  Ten percent of the shares issuable in the Patriot Stock Issuance will be placed in escrow for one year to secure the indemnification obligations of Magnum’s primary stockholders.

Consummation of the Merger is subject to customary conditions, including approval of the Patriot Stock Issuance by the stockholders of Patriot, absence of certain legal prohibitions on consummation of the Merger, expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, obtaining certain third-party consents, the accuracy of each party’s representations and warranties (subject generally to a material adverse effect standard), material performance of each party’s covenants and the absence of certain mining catastrophes.  In addition, subject to certain limitations, consummation of the Merger is subject to the consummation of the ArcLight Financing or the receipt by Patriot of financing from an alternate source in an amount not less than the amount of the ArcLight Financing.

The Merger Agreement contains certain termination rights for both Patriot and Magnum, and further provides that upon termination of the Merger Agreement under specified circumstances, including termination as a result of Patriot’s stockholders failing to approve the Patriot Stock Issuance or as a result of a change in the recommendation of the Patriot Board of Directors to the Patriot stockholders, or in certain limited circumstances following the failure of the financing condition discussed above, Patriot may be required to reimburse Magnum for its expenses incurred in connection with the transaction, but not to exceed $5,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

The Merger Agreement has been included to provide investors with information regarding its terms.  Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.  The representations, warranties and covenants made by the parties in the Merger Agreement are qualified, including by information in disclosure schedules that the parties exchanged in connection with the execution of the Merger Agreement.  Representations and warranties may be used as a tool to allocate risks between the parties, including where the parties do not have complete knowledge of all facts.  Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Patriot, Magnum or any of their respective affiliates.

In addition, Patriot has agreed to provide the ArcLight Funds with customary registration rights with respect to the shares of Patriot Common Stock issuable to the ArcLight Funds in the Merger pursuant to a Registration Rights Agreement that will be entered into at the Effective Time.  The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Registration Rights Agreement, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference.

In connection with the Merger Agreement, Patriot and the ArcLight Funds have entered into a Bridge Facility Commitment Letter dated as of April 2, 2008, pursuant to which the ArcLight Funds will provide Patriot with up to $150,000,000 of financing (the “ArcLight Financing”) at closing of the Merger to be used to repay existing indebtedness of Magnum.  The foregoing description of the Bridge Facility Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the Bridge Facility Commitment Letter filed as Exhibit 10.2 hereto and incorporated into this report by reference.

In connection with the Merger Agreement, Patriot entered into Support Agreements (the “Support Agreements”) dated as of April 2, 2008, with certain stockholders of Magnum who own approximately 98.9% of the outstanding common stock of Magnum.  Pursuant to the Support Agreements, immediately after the execution and delivery of the Merger Agreement, such stockholders executed and delivered irrevocable written consents approving the Merger Agreement.  As a result of obtaining such written consents, no further action on the part of Magnum’s stockholders is required in connection with the approval of the Merger.  The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, which is filed as Exhibit 10.3 hereto, and is incorporated into this report by reference.

In connection with the Merger Agreement, Patriot, the Stockholder Representative, and certain stockholders of Magnum entered into a Voting and Standstill Agreement (the “Voting Agreement”), dated as of April 2, 2008.  The Voting Agreement will be effective upon consummation of the Merger and provides, among other things, that, subject to the limitations set forth therein (i) the Stockholder Representative will be entitled to nominate up to two members to the Board of Directors of Patriot, (ii) certain Magnum stockholders (who will receive Patriot Common Stock in the Patriot Stock Issuance), representing approximately 24.4% of the Patriot Common Stock outstanding immediately after the Effective Time, will vote in favor of all directors recommended for election by the Board of Directors of Patriot and will vote as directed by the Patriot Board of Directors with respect to stockholder proposals and certain routine proposals, and (iii) certain Magnum stockholders (who will receive Patriot Common Stock in the Patriot Stock Issuance), representing approximately 27.8% of the Patriot Common Stock outstanding immediately after the Effective Time, will be subject to certain “standstill” restrictions limiting their ability (in varying degrees depending on the particular Magnum stockholder at issue) to acquire additional shares of Patriot or take certain other actions.  In addition, the Voting Agreement provides that certain Magnum stockholders (who will receive Patriot Common Stock in the Patriot Stock Issuance), representing approximately 30.5% of the Patriot Common Stock outstanding immediately after the Effective Time, will be subject to restrictions on their ability to transfer shares of Patriot as follows: (i) no transfers will be permitted for 180 days following the Effective Time, (ii) between 180 days after the Effective Time and 270 days after the Effective Time, up to fifty percent of the shares may be transferred, (iii) between 270 days after the Effective Time and 360 days after the Effective Time, up to seventy-five percent of the shares may be transferred and (iv) no restrictions will apply after 360 days after the Effective Time.  The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 10.4 hereto, and is incorporated into this report by reference.

Prior to the execution of the Merger Agreement, Patriot and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”), entered into a First Amendment to Rights Agreement (the “Rights Agreement Amendment”) which amends the Rights Agreement (the “Rights Agreement”) dated as of October 22, 2007, between Patriot and the Rights Agent.  The Rights Agreement Amendment provides, among other things, that the separation of rights from the shares of Patriot Common Stock under the Rights Agreement will not be triggered as a result of the transactions contemplated by the Merger Agreement, including the Patriot Stock Issuance.  The Rights Agreement Amendment also provides that no stockholder of Magnum or any of its affiliates or associates will be deemed to be an “Acquiring Person” solely as a result of the entry into the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement, including the Patriot Stock Issuance.  The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated into this report by reference.

In connection with the Merger Agreement, Patriot entered into an Amendment (the “Credit Agreement Amendment”) dated as of April 2, 2008 to the Credit Agreement (the “Credit Agreement”) dated as of October 31, 2007, among Patriot, Bank of America, N.A., as administrative agent, L/C Issuer and Swing Line Lender, and the lenders party thereto.  The Credit Agreement Amendment amends the Credit Agreement to, among other things, (i) permit the Merger and the transactions contemplated by the Merger Agreement, (ii) increase the rates of interest applicable to loans thereunder and (iii) modify certain covenants and related definitions to allow for changes in permitted indebtedness, permitted liens, permitted capital expenditures and other changes in respect of Patriot and its subsidiaries in connection with the Merger.  The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.5 hereto, and is incorporated into this report by reference.

Patriot will file a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) in connection with the Patriot Stock Issuance.  Investors and stockholders are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the proposed issuance.  Investors and stockholders may obtain these documents free of charge at the website maintained by the SEC at www.sec.gov.  In addition, documents filed with the SEC by Patriot are available free of charge by contacting Janine Orf, Director, Investor Relations, at (314) 275-3680.  The final proxy statement/prospectus will be mailed to stockholders.

Patriot, Magnum and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Patriot in connection with the proposed issuance.  Information about Patriot’s directors and executive officers is set forth in Patriot’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 14, 2008 and in the Information Statement filed as Exhibit 99.1 to the Report on Form 8-K filed by Patriot with the SEC on October 24, 2007.  Additional information regarding the potential participants in the proxy solicitation and information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Item 3.03. Material Modification to Rights of Security Holders.

See Item 1.01 above.

 Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 2, 2008, by and among Magnum Coal Company, Patriot Coal Corporation, Colt Merger Corporation, and ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P., acting jointly, as Stockholder Representative (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; the registrant will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request).

4.1
First Amendment to Rights Agreement, dated as of April 2, 2008, to the Rights Agreement, dated as of October 22, 2007 between Patriot Coal Corporation and American Stock Transfer & Trust Company, as Rights Agent.

10.1	Form of Registration Rights Agreement among Patriot Coal Corporation, ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P.

10.2	Bridge Facility Commitment Letter dated April 2, 2008, among Patriot Coal Corporation, ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P.

10.3	Form of Support Agreement, dated as of April 2, 2008, between Patriot Coal Corporation and certain stockholders of Magnum Coal Company.

10.4
Voting and Standstill Agreement, dated as of April 2, 2008, among Patriot Coal Corporation, the stockholders whose names appears on the signature page thereto, ArcLight Energy Partners Fund I, L.P. and ArcLight Energy Partners Fund II, L.P., acting jointly, as stockholder representative.

10.5
Amendment, dated as of April 2, 2008, to the Credit Agreement dated as of October 31, 2007, among Patriot Coal Corporation, Bank of America, N.A., as administrative agent, L/C Issuer and Swing Line Lender, and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2008

PATRIOT COAL CORPORATION
By:	/s/ Joseph W. Bean
Joseph W. Bean
Senior Vice President, General Counsel & Corporate Secretary